                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 2004, by and between LEHMAN BROTHERS HOLDINGS,
INC., a Delaware corporation (the "Seller"), and FIRST NATIONAL BANK OF NEVADA,
a national banking association (the "Servicer"), having an office at 7373 North
Scottsdale Road, Suite A-280, Scottsdale, Arizona 85253, and acknowledged by
AURORA LOAN SERVICES INC., a Delaware corporation ("Aurora" or "Master
Servicer") and CITIBANK, N.A., as trustee under the Trust Agreement defined below (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Seller has conveyed certain Mortgage Loans identified on
Exhibit C hereto (the "Serviced Mortgage Loans") to Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO") pursuant to a
Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2004 (the
"Mortgage Loan Sale and Assignment Agreement"), which in turn has conveyed the
Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of November 1, 2004 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer (together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and SASCO.

         WHEREAS, Lehman Brothers Bank, FSB ("Lehman Brothers Bank") acquired the Serviced Mortgage Loans from the Servicer, which Serviced Mortgage Loans were either originated or acquired by the Servicer pursuant to the Master
Mortgage Loan Purchase and Warranties Agreement, dated as of August 27, 2004
(the "Purchase Agreement"), and annexed as Exhibit B hereto.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer for Lehman Brothers Bank pursuant to a Master Interim Servicing
Agreement for Conventional Fixed and Adjustable Rate Residential Mortgage Loans,
dated as of September 24, 2004 (the "Master Interim Servicing Agreement"), by
and between Lehman Brothers Bank and the Servicer.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of November 1, 2004 (the "Assignment and Assumption Agreement") and annexed hereto as Exhibit F, Lehman Brothers Bank has assigned all of its rights, title and interest in the Serviced Mortgage Loans as well as all of its rights and obligations as purchaser under the Purchase Agreement and the Master Interim
Servicing Agreement to the Seller, and the Seller has accepted such assignment.

         WHEREAS, the Seller desires that the Servicer continue to service the
Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the
Master Interim Servicing Agreement shall continue to apply to the Serviced
Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage
Loans remain subject to the provisions of the Trust Agreement and until the
Transfer Date.

         WHEREAS, the Seller and Servicer agree that on the Transfer Date the
Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Seller herein.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced
Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master
Servicer and the Trustee is an intended third party beneficiary of this
Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this
Agreement, including Exhibit A hereto and any provisions of the Master Interim
Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Master Interim Servicing Agreement or the Purchase
Agreement), shall have the meanings ascribed to such terms in the Trust
Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank
National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated November 1, 2004, between
U.S. Bank National Association and the Trustee.

         3. Servicing Transfer Date. The Servicer agrees, with respect to the
Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the
Master Interim Servicing Agreement, except as otherwise provided herein and on
Exhibit A hereto, and that the provisions of the Master Interim Servicing
Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The parties hereto acknowledge and agree that the Transfer Date with respect to the Mortgage Loans is January 2, 2005. On such date, the Servicer shall transfer all servicing of the Mortgage Loans in accordance with the Master Interim Servicing Agreement and the Purchase
Agreement to the successor servicer designated by the Seller. The Seller hereby designates Aurora to act as the Servicer of the Mortgage Loans on and after the
Transfer Date and to service such Mortgage Loans pursuant to an existing servicing agreement between the Seller and Aurora.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Subsection 2.05 and Subsection 3.01 of the Master Interim Servicing
Agreement, the remittance on December18, 2004 to the Trust Fund is to include principal due after November 1, 2004 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust
Cut-off Date, with the adjustments specified in clause (b) of Subsection 3.01 of the Master Interim Servicing Agreement.

         5. Servicing Fee. The parties hereto acknowledge that with respect to each Serviced Mortgage Loan and for each period of one full month during the period commencing with the Cut-off Date (as defined in the Trust Agreement) and ending with the Servicing Transfer Date (i.e., the date selected by mutual agreement of the parties for the transfer of the servicing of the Serviced
Mortgage Loans to Aurora, but no later than January 2, 2005), the Servicing Fee for purposes of this Agreement shall equal one-twelfth of the product of (a) the
Servicing Fee Rate of 0.25% and (b) the outstanding principal balance of each
Serviced Mortgage Loan. Such fee shall be computed monthly on the same principal

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amount and period respecting which any related interest payment on such Serviced
Mortgage Loan is computed. The obligation of the Trust Fund to pay such
Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by
Section 2.05 of the Master Interim Servicing Agreement) of the Monthly Payment
collected by the Servicer or as otherwise provided under Section 2.05.

         6. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the
Master Servicer, which Master Servicer shall be obligated to ensure that the
Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the
SASCO 2004-22 Trust Fund (the "Trust Fund") created pursuant to the Trust
Agreement, shall have the same rights as Lehman Brothers Bank under the Master
Interim Servicing Agreement to enforce the obligations of the Servicer under the
Master Interim Servicing Agreement and the term "Purchaser" as used in the
Master Interim Servicing Agreement in connection with any rights of the
Purchaser shall refer to the Trust Fund or, as the context requires, the Master
Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this
Agreement, which failure results in an Event of Default as provided in Article
XI of the Master Interim Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Brothers Bank under the Master Interim Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master
Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         7. No Representations. Neither the Servicer nor the Master Servicer
shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the
Certificates issued pursuant thereto.

         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this
Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  327 Inverness Drive South
                  Englewood, Colorado  80112
                  Attention:  E. Todd Whittemore - Master Servicing
                  Mail Stop Code - 3195
                  Telephone:  (720) 945-3422

                                      -3-

         All remittances required to be made to the Master Servicer under this
Agreement shall be made on an actual/actual basis to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name: Aurora Loan Services Inc., Master Servicing
                                Payment Clearing Account
                  Account No.: 066-611059
                  Beneficiary: Aurora Loan Services Inc.
                  For further credit to:  SASCO 2004-22

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Citibank, N.A.
                  388 Greenwich Street, 14th Floor
                  New York, New York  10013
                  Attention: Citibank Agency & Trust (SASCO 2004-22)
                  Telephone: (212) 816-5827
                  Facsimile: (212) 816-5527

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York 10019
                  Attention: Contract Finance - Leslee Gelber
                  Telephone No.: (212) 884-6292
                  Facsimile: (212) 884-6450

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                      -4-

         Executed as of the day and year first above written.

                                     LEHMAN BROTHERS HOLDINGS INC.,
                                          as Seller

                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                     FIRST NATIONAL BANK OF NEVADA,
                                          as Servicer

                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED BY:

AURORA LOAN SERVICES INC.,
     as Master Servicer

By:
   ------------------------------------
   Name:  E. Todd Whittemore
   Title: Executive Vice President

CITIBANK, N.A.,
     as Trustee

By:
   ------------------------------------
   Name:
   Title:

                                    EXHIBIT A

             Modifications to the Master Interim Servicing Agreement

1.   A new definition of "Best Efforts" is hereby added to Article I to immediately follow the definition of "Appropriate Federal Banking Agency", to read as follows:

          "Best Efforts": Efforts determined to be reasonably diligent by the
          Servicer in its sole discretion. Such efforts do not require the
          Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

2.   The definition of "Due Period" is hereby amended in its entirety to read as follows:

          "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

3.   The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

          "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of
          America or any agency or instrumentality of the United States of
          America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors'
          Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured
          and

                                      A-2

          unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of
          America or any state thereof which have a credit rating from each
          Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency;
          provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust
          Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

               (v) commercial paper (including both non-interest-bearing
          discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) a Qualified GIC;

               (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities
          (which obligations are backed by the full faith and credit of the
          United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating
          Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master
          Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master
          Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the
          Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z)
          services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4.   A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Fidelity Bond," to read as follows:

                                      A-3

          "Ginnie Mae": The Government National Mortgage Association, or any
          successor thereto.

5.   The definition of "Mortgage Loan" is hereby amended in its entirety to read as follows:

          "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Servicer by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan
          Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal
          Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance
          Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such
          Mortgage Loan.

6.   The definition of "Mortgage Loan Schedule" is hereby amended by replacing the reference to "Exhibit 6" with "Exhibit C."

7.   A new definition of "Prepayment Period" is hereby added to Article I to immediately follow the definition of "PMI Policy", to read as follows:

          "Prepayment Period": The calendar month preceding the month in which the related Remittance Date occurs.

8.   A new definition of "Principal Prepayment" is hereby added to Article I to immediately follow the definition of "Prime Rate", to read as follows:

          "Principal Prepayment: Any payment or other recovery of principal on a
          Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment."

9.   The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

          "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by
          Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii)
          Lehman Brothers Bank, FSB, a federal savings bank.

10.  A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

          "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating

                                      A-4

          rate of return on investments of such funds, which contract or surety bond shall:

               (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating
          Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

               (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

               (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

               (d) provide that the Servicer's interest therein shall be
          transferable to any successor Servicer or the Master Servicer hereunder; and

               (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination
          Date.

11.  A new definition of "Rating Agency" is hereby added to Article I to immediately follow the definition of "Qualified Insurer", to read as follows:

          "Rating Agency": Moody's Investors Service, Inc. or Standard & Poor's
          Ratings Services, a division of the McGraw-Hill Companies, Inc., or any successor of the foregoing.

12.  Section 2.01 (Seller to Act as Servicer) is hereby amended as follows:

          (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

     Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the
     Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, imminent, the Seller shall not permit any modification with respect to any
     Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

          (ii) by adding the following to the end of the second paragraph of such section:

                                      A-5

          Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Master Interim Servicing
          Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a
          REMIC or result in the imposition of any tax under Section 860F(a) or
          Section 860G(d) of the Code.

13.  Section 2.03 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the date hereof until the related
     Transfer Date" in the first and second lines thereof to "Continuously from the Closing Date until the date the Mortgage Loan ceases to be subject to this Agreement."

14.  Section 2.04 (Establishment of and Deposits to Custodial Account) is hereby amended by replacing the words "Residential Fixed and Adjustable Rate
     Mortgage Loans, Group No. 2004-1 and various Mortgagors" with the words
     "the SASCO 2004-22 Trust Fund".

15.  Section 2.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word "and" at the end of clause (vi), by replacing the period at the end of clause (vii) with a semicolon and by adding the following new clauses (viii) and (ix):

               (viii) to invest funds in the Custodial Account in Eligible
          Investments in accordance with Section 2.10; and

               (ix) to transfer funds to another Qualified Depository in
          accordance with Section 2.10 hereof.

16.  Section 2.06 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "Residential Fixed and Adjustable Rate
     Mortgage Loans, Group No. 2004-1, and various Mortgagors" with "the SASCO
     2004-22 Trust Fund."

17.  Section 2.17 (Title, Management and Disposition of REO Property) is hereby amended by:

          (i) adding the following paragraph as the third paragraph of such
     Section:

               Notwithstanding anything to the contrary contained in this
          Section 2.17, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such
          Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the
          Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the
          Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the
          Servicer shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a

                                      A-6

          deed in lieu of foreclosure. In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the
          Servicer in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The
          Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

          (ii) by replacing the existing third paragraph of such section (before the amendment made by (i) above) by the following paragraph:

               The Servicer shall use its Best Efforts to dispose of the REO
          Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO
          Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the
          Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust
          Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner, pursuant to any terms or for a period that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) result in the imposition of any tax upon any REMIC included in the Trust Fund.

          (iii) by adding the following paragraph to the end of such section:

               Prior to acceptance by the Servicer of an offer to sell any REO
          Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master
          Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

18.  Section 3.01 (Remittances) is hereby amended and restated in its entirety to read as follows:

               On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges

                                      A-7

          against or withdrawals from the Custodial Account pursuant to Sections
          2.04 and 2.05), minus (b) any amounts attributable to Principal
          Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation
          Proceeds or REO Disposition Proceeds received after the applicable
          Prepayment Period, which amounts shall be remitted on the following
          Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal
          Prepayment in accordance with Section 2.04(xi), and minus (c) any amounts attributable to scheduled monthly payments on the Mortgage
          Loans collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the
          Due Date related to such monthly payment.

               With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business
          Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding
          Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

               All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                     JPMorgan Chase Bank
                     New York, New York
                     ABA#:  021-000-021
                     Account Name: Aurora Loan Services Inc.
                     Master Servicing Payment Clearing Account
                     Account Number: 066-611059
                     Beneficiary: Aurora Loan Services Inc.
                     For further credit to: SASCO 2004-22

19.  Section 3.02 (Statements to Purchaser) is hereby amended as follows:

          (i) by replacing the first paragraph of such Section in its entirety by the following two (2) paragraphs:

               Not later than the fifth Business Day of each month, the Servicer shall furnish to the Master Servicer (a) a monthly remittance advice in the format set forth in Exhibit E-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit E-2 hereto (or in such other format mutually agreed between the Servicer and the Master
          Servicer) as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

                                      A-8

          (ii) by replacing the last paragraph of such Section 3.02 in its entirety with the following paragraph:

               Beginning with calendar year 2005, the Servicer shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2004 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage
          Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

20.  Section 4.04 (Annual Statement as to Compliance) is hereby amended by (a)
     replacing the words "The Seller shall deliver to the Purchaser on or before
     March 31 of each year, beginning with March 31, 2005" with "The Seller shall deliver to the Master Servicer on or before the fifteenth day of
     March of each year, beginning with March 2005" in the first and second lines of such section, (b) by adding "(a)" prior to the first paragraph of such Section, and (c) by adding the following paragraph after the first paragraph of such Section:

               (b) For so long as a certificate under the Sarbanes-Oxley Act of
          2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of the Trust Fund, no later than February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer or the Depositor provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer and the Depositor for the benefit of the Trust Fund and the Master
          Servicer and the Depositor and their officers, directors and affiliates, in the form of Exhibit G hereto.

21.  The parties hereto acknowledge that Section 5.01 (Provision of Information)
     and Section 5.02 (Financial Statements; Servicing Facilities) are
     inapplicable to this Agreement.

22.  Section 6.02 (Termination Upon Transfer of Servicing; Termination
     Procedures) is hereby amended by replacing each reference to "Purchaser" in the second paragraph with "Lehman Brothers Holdings Inc."

23.  Section 6.03 (Servicing Transfer Provisions) is hereby amended by replacing each reference to "Purchaser" in the first and third paragraphs with
     "Lehman Brothers Holdings Inc."

24.  Sections 8.01 (Indemnification) and 8.02 (Limitation on Liability of Seller
     and Others) are replaced by the following:

               The Servicer shall indemnify the Trust Fund, the Depositor, the
          Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure

                                      A-9

          of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or the failure of the Servicer to comply with applicable law. The Servicer immediately shall notify Lehman Brothers Holdings Inc., the Depositor, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the
          Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The
          Servicer shall follow any written instructions received from the
          Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

               The Trust Fund shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trustee or the
          Master Servicer to perform its duties in compliance with the terms of this Agreement.

               In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

25.  The first paragraph of Section 8.03 (Limitation on Resignation and
     Assignment by Seller) is hereby amended in its entirety to read as follows:

               The Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties;
          provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the
          Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

     Section 11.01 (Events of Default) is hereby amended by replacing the last paragraph thereof with the following:

               Upon receipt by the Servicer of such written notice, all
          authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by Lehman Brothers Holdings
          Inc. and the Master Servicer. Upon written request from the Seller, the Servicer shall prepare, execute and deliver to the successor entity designated by the

                                      A-10

          Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with Lehman Brothers Holdings Inc. and the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the
          Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

26.  The parties hereto acknowledge that the word "Purchaser" in Section 11.02
     (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

27.  A new Section 11.03 (Termination Without Cause) is hereby added to read as follows:

          Section 11.03 Termination Without Cause.

               This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last
          Mortgage Loan to the Trust Fund (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, Lehman Brothers
          Holdings Inc. and the Master Servicer in writing or (iii) at the sole option of the Lehman Brothers Holdings Inc., without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The Master
          Servicer, the Trustee and the Servicer shall comply with the termination procedures set forth in Sections 11.01 and 11.03.

               In connection with any such termination referred to in clause
          (ii) or (iii) above, Lehman Brothers Holdings Inc. will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket
          Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

28.  A new Section 11.04 (Successor to the Servicer) is hereby added to read as follows:

          Section 11.04 Successor to the Servicer.

               Simultaneously with the termination of the Servicer's
          responsibilities and duties under this Agreement pursuant to Sections
          8.03, 11.01 or 11.03, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this
          Agreement. Any successor to the Servicer that is not at that time a
          Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings Inc.,
          the Trustee and each Rating Agency (as such term is defined in the
          Trust Agreement).

                                      A-11

          Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman
          Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage
          Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this
          Section 11.04 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article X shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

               Within a reasonable period of time, but in no event longer than
          30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the
          Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor
          Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow
          Account or thereafter received with respect to the Mortgage Loans.

               Any successor appointed as provided herein shall execute,
          acknowledge and deliver to the Trustee, the Servicer and the Master
          Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.
          Any termination or resignation of the Servicer or termination of this
          Agreement pursuant to Sections 11.01 or 11.03 shall not affect any claims that the Master Servicer or the Trustee may have against the
          Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

               The Servicer shall deliver within three (3) Business Days to the successor Servicer the funds in the Custodial Account and Escrow
          Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the

                                      A-12

          successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

               Upon a successor's acceptance of appointment as such, the
          Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

               Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master
          Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

29.  A new Section 12.11 (Intended Third Party Beneficiaries) is hereby added to read as follows:

          Section 12.11 Intended Third Party Beneficiaries.

               Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this
          Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder
          (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

30.  A new Section 12.12 (Acknowledgement) is hereby added to read as follows:

               Acknowledgement. The Servicer hereby acknowledges that the rights of Lehman Brothers Holdings Inc. under the Servicing Agreement, as amended by this Agreement, will be assigned to SASCO under the
          Mortgage Loan Sale and Assignment Agreement, and subsequently to the
          Trust Fund under the Trust Agreement and agrees that the Mortgage Loan
          Sale and Assignment Agreement and the Trust Agreement will each be an assignment and assumption agreement or other assignment document required pursuant to Section 8.04 of the Master Interim Servicing
          Agreement and will constitute an assignment and assumption of the rights of Lehman Brothers Holdings Inc. under the Servicing Agreement to SASCO and the Trust Fund, as applicable. In addition, the Trust
          Fund will make a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                      A-13

                                    EXHIBIT B

                               Purchase Agreement

                             [INTENTIONALLY OMITTED]

                                      B-1

                                    EXHIBIT C

                             Mortgage Loan Schedule

                             [INTENTIONALLY OMITTED]

                                       C-1

                                    EXHIBIT D

                       Master Interim Servicing Agreement

                                See Exhibit 99.9

                                       D-1

                                           EXHIBIT E-1

                          STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

FIELD NAME           DESCRIPTION                                                 FORMAT
----------           -----------                                                 ------

INVNUM               INVESTOR LOAN NUMBER                                        Number no decimals
SERVNUM              SERVICER LOAN NUMBER, REQUIRED                              Number no decimals
BEGSCHEDBAL          BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                 Number two decimals
                     BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN            SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED          Number two decimals
                     ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                     REQUIRED, .00 IF NO COLLECTIONS
CURT1                CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                 Number two decimals
CURT1DATE            CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                 DD-MMM-YY
CURT1ADJ             CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE             Number two decimals
CURT2                CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                 Number two decimals
CURT2DATE            CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                 DD-MMM-YY
CURT2ADJ             CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE             Number two decimals
LIQPRIN              PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE        Number two decimals
OTHPRIN              OTHER PRINCIPAL, .00 IF NOT APPLICABLE                      Number two decimals
PRINREMIT            TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE    Number two decimals
INTREMIT             NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                Number two decimals
                     .00 IF NOT APPLICABLE
TOTREMIT             TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
ENDSCHEDBAL          ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED            Number two decimals
                     ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                     .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL            ENDING TRIAL BALANCE                                        Number two decimals
                     .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE           ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT           DD-MMM-YY
ACTCODE              60 IF PAIDOFF, BLANK IF NOT APPLICABLE                      Number no decimals
ACTDATE              ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                 DD-MMM-YY
INTRATE              INTEREST RATE, REQUIRED                                     Number seven decimals
                                                                                 Example .0700000 for 7.00%

                                      E-1-1

SFRATE                     SERVICE FEE RATE, REQUIRED                            Number seven decimals
                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                              Number seven decimals
                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                Number two decimals
                           .00 IF PAIDOFF

                                      E-1-2

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

 1.   Deal Identifier by Loan
 2.   SBO Loan Number
 3.   Loan Number
 4.   Investor Loan Number
 5.   Street Address
 6.   City
 7.   State
 8.   Zip Code
 9.   Original Loan Amount
10.   Origination Date
11.   First Payment Date
12.   Current Loan Amount
13.   Current Interest Rate
14.   Current P&I Payment Amount
15.   Scheduled Balance
16.   Scheduled Due Date
17.   Next Rate Adjustment Date
18.   Next Payment Adjustment Date
19.   Loan Term
20.   Loan Type
21.   Servicing Fee
22.   Product Type
23.   Property Type
24.   Ownership Code
25.   Actual Due Date
26.   Delinquency Status
27.   Reason for Default
28.   FC Flag
29.   Date Loan Reinstated
30.   FC Suspended Date
31.   Reason Suspended
32.   FC Start Date (referral date)
33.   Actual Notice of Intent Date
34.   Actual First Legal Date
35.   Date Bid Instructions Sent
36.   Date F/C Sale Scheduled
37.   Foreclosure Actual Sale Date
38.   Actual Redemption End Date
39.   Occupancy Status
40.   Occupancy Status Date
41.   Actual Eviction Start Date
42.   Actual Eviction Complete Date
43.   Loss Mit Workstation Status
44.   Loss Mit Flag
45.   Loss Mit Type
46.   Loss Mit Start Date

                                      E-2-1

47.   Loss Mit Approval Date
48.   Loss Mit Removal Date
49.   REO Flag
50.   Actual REO Start Date
51.   REO List Date
52.   REO List Price
53.   Date REO Offer Received
54.   Date REO Offer Accepted
55.   REO Scheduled Close Date
56.   REO Actual Closing Date
57.   REO Net Sales proceeds
58.   REO Sales Price
59.   Paid Off Code
60.   Paid in Full Date
61.   MI Certificate Number
62.   MI Cost
63.   Other Advance Expenses
64.   T&I Advances
65.   Interest Advances
66.   Liquidation Status
67.   BK Atty Fees & Costs
68.   FC Atty Fees & Costs
69.   Eviction Atty Fees & Costs
70.   Appraisal, BPO Costs
71.   Property Preservation Fees
72.   Actual  Claim Filed Date
73.   Actual Claim Amount Filed
74.   Claim Amount Paid
75.   Claim Funds Received Date
76.   Realized Gain or Loss
77.   BK Flag
78.   Bankruptcy Chapter
79.   Actual Bankruptcy Start Date
80.   Actual Payment Plan Start Date
81.   Actual Payment Plan End Date
82.   Date POC Filed
83.   Date Filed Relief/Dismissal
84.   Relief/Dismissal Hearing Date
85.   Date Relief/Dismissal Granted
86.   Post Petition Due Date
87.   Prepayment Flag
88.   Prepayment Waived
89.   Prepayment Premium Collected
90.   Partial Prepayment Amount Collected
91.   Prepayment Expiration Date
92.   Origination Value Date
93.   Origination Value Source
94.   Original Value Amount
95.   FC Valuation Amount
96.   FC Valuation Source

                                      E-2-2

97.   FC Valuation Date
98.   REO Value Source
99.   REO Value(As-is)
100.  REO Repaired Value
101.  REO Value Date
102.  Investor/Security Billing Date Sent

                                      E-2-3

                                    EXHIBIT F

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]

                                       F-1

                                    EXHIBIT G

                                                           [Date]

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention:  Mortgage Finance SASCO 2004-22

Aurora Loan Services Inc.
327 Inverness Drive South
Englewood, Colorado 80112
Attn:  E. Todd Whittemore

         Reference is made to the Reconstituted Servicing Agreement dated as of
November 1, 2004 (the "Agreement"), by and between Lehman Brothers Holdings Inc.
and First National Bank of Nevada (the "Servicer") and acknowledged by Aurora
Loan Services Inc. (the "Master Servicer") and Citibank, N.A., as Trustee (the
"Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities
Corporation (the "Depositor"), and their respective officers, directors and affiliates, that:

               1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing
          Information").

               2. Based on my knowledge, the information in the Annual Statement of Compliance, and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual
          Statement of Compliance;

               3. Based on my knowledge, the Servicing Information required to be provided to the Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer; and

               4. I am responsible for reviewing the activities performed by the
          Servicer under the Agreement and based upon the review required under the Agreement, and except as disclosed in the Annual Statement of
          Compliance, the Annual Independent Certified Public Accountant's
          Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, the Servicer has, as
          of the last day of the period covered by the Annual Statement of
          Compliance fulfilled its obligations under the Agreement; and

                                       G-1

               5. I have disclosed to the Master Servicer and the Depositor all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage
          Bankers as set forth in the Agreement.

                                          FIRST NATIONAL BANK OF NEVADA

                                          By:
                                              --------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       G-2